Exhibit 10.7

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT HAS BEEN OMITTED

BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF

PUBLICLY DISCLOSED. INFORMATION THAT HAS BEEN OMITTED HAS BEEN NOTED IN THIS

DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

National Institutes of Health

SECOND AMENDMENT TO L-018-2018/0

This is the second amendment (“Second Amendment”) of the agreement by and between the National Institute of Allergy and Infectious Diseases (“NIAID” or “IC”), and Forte Biosciences Inc, having an effective date of December 10, 2017 and having NIAID Reference Number L-018-2018/0 (“Agreement”).  This Second Amendment, having NIAID Reference Number L‑018‑2018/2, is made between the NIAID through the Technology Transfer and Intellectual Property Office, NIAID, having an address at 5601 Fishers Lane, Suite 6D, Rockville, MD 20892-9804, and Forte Biosciences, having an address at [***]. This Second Amendment includes, in addition to the amendments made below, a Signature Page.

Whereas, the NIAID and the Licensee desire that the Agreement be amended a second time as set forth below in order to revise Appendix C (“Royalties”) and Appendix D (“Benchmarks and Performance”).

FURTHERMORE, the NIAID and the Licensee also desire to revise the Material Transfer Letter, dated April 20, 2018, between the parties, in order to ensure consistency of nomenclature between the Material Transfer Letter and Licensed Patent Right.

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the NIAID and the Licensee, intending to be bound, hereby mutually agree to the following:

1)	Amendment to the Agreement:

Appendix C (“Royalties”)

2)	is hereby amended as follows (additions are shown underlined and deletions are shown in ~~strikethrough~~):

Royalties:

I.The Licensee agrees to pay to the IC a noncreditable, nonrefundable license issue royalty in the amount of [***] dollars ($[***]) within sixty (60) days from the effective date of this Agreement.

II.The Licensee agrees to pay to the IC a nonrefundable minimum annual royalty in the amount of twenty thousand dollars ($20,000) and beginning on January 1, 2021, this minimum annual royalty shall be increased to one hundred thousand dollars ($100,000), as follows:

(a)

The first minimum annual royalty is due within sixty (60) days of the effective date of this Agreement and may be prorated according to the fraction of the calendar year remaining between the effective date of this Agreement and the next subsequent January 1; and

(b)	Subsequent minimum annual royalty payments are due and payable on January 1 of each calendar year and may be credited against any earned royalties due for sales made in that year.

III.The Licensee agrees to pay the IC earned royalties of [***] ~~percent (~~[***]~~%) on Net Sales~~[***] percent ([***]%) on Net Sale up to $[***], [***] percent ([***]%) on Net Sales between $[***] and $[***] and [***] percent ([***]%) on Net Sales over $[***] by or on behalf of the Licensee and its sublicensees.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

IV.The Licensee agrees to pay the IC Benchmark royalties within sixty (60) days of achieving each Benchmark:

(a)	[***] dollars ($[***]) upon completion of patient enrollment of a Phase III clinical trial in the Licensed Field of Use
(b)	[***] dollars ($[***]) upon the completion of a Phase III clinical trial demonstrating statistical significant efficacy benefit of Licensed Product
(c)	[***] dollars ($[***]) upon first FDA approval of Licensed Product. An additional [***] dollars ($[***]) shall be paid for each additional FDA approved Licensed Product
(d)

[***] dollars ($[***]) upon first non-U.S. territory approval of Licensed Product.  An additional [***] dollars ($[***]) shall be paid for each additional non-U.S. territory approval of Licensed Product

~~(e)~~	[***]
~~(f)~~	[***]
~~(g)~~	[***]

V.The Licensee agrees to pay the IC additional sublicensing royalties of [***] percent ([***]%) on the Fair Value of any consideration received for each sublicense in accordance with Article 4 of this Agreement within sixty (60) days of the execution of each sublicense. In the event the Fair Value of consideration is received by Licensee in installments, then the sublicensing royalty is due within sixty (60) days of receipt of each such payment by Licensee.

Appendix D (“Benchmarks and Performance”)

3)	is hereby amended as follows (additions are shown underlined and deletions are shown in ~~strikethrough~~):

The Licensee agrees to the following Benchmarks for its performance under this Agreement and, within thirty (30) days of achieving a Benchmark, shall notify the IC that the Benchmark has been achieved.

[***]

2)	Amendment to the Material Transfer Letter dated April 20, 2018, between the parties:

All references to the Roseomonas mucosa strains transferred under the Letter, [***] (“Material”) shall be replaced with [***].

3)	All terms and conditions of the Agreement not herein amended remain binding and in effect.
4)

This Second Amendment is effective upon execution by both parties. This Second Amendment may be executed in one or more counterparts, each of which will be deemed an original and all of which together will constitute one and the same agreement. Delivery of an executed counterpart by facsimile or other electronic means of transmission (including .PDF file) shall have the same effect as the delivery of an original. This Second Amendment shall not be enforceable against either Party unless each Party executes the Second Amendment and delivers it to the other.

CONFIDENTIAL - NIAID

Second Amendment of L-018-2018

[***] Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

SIGNATURES BEGIN ON NEXT PAGE

CONFIDENTIAL - NIAID

Second Amendment of L-018-2018

[***] Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Second AMENDMENT TO L-018-2018/0

SIGNATURE PAGE

In Witness Whereof, the parties have executed this Second Amendment on the dates set forth below.  Any communication or notice to be given shall be forwarded to the respective addresses listed below.

For the NIAID:

/Michael R. Mowatt5/26/2020

Michael R. Mowatt, Ph.D.	Date

Director, Technology Transfer and Intellectual Property Office

National Institute of Allergy and Infectious Diseases

Mailing Address or E-mail Address for Agreement notices and reports:

License Compliance and Administration

Monitoring & Enforcement

Office of Technology Transfer

National Institutes of Health

6011 Executive Boulevard, Suite 325

Rockville, Maryland 20852-3804 U.S.A.

E-mail: [***]

For the Licensee (Upon information and belief, the undersigned expressly certifies or affirms that the contents of any statements of the Licensee made or referred to in this document are truthful and accurate.):

/Paul Wagner5/26/2020

Signature of Authorized OfficialDate

Name:

Title:

I.	Official and Mailing Address for Agreement notices:

Paul Wagner, Ph.D.
Member

Mailing Address:

1124 W. Carson St.

MRL Building 3-320

Torrance, CA 90502

Email Address:[***]

Phone:[***]

Fax:N/A

CONFIDENTIAL - NIAID

Second Amendment of L-018-2018

[***] Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

II.	Official and Mailing Address for Financial notices (the Licensee’s contact person for royalty payments):

Paul Wagner

Member

Mailing Address:

1124 W. Carson St.

MRL Building 3-320

Torrance, CA 90502

Email Address:[***]

Phone:[***]

Fax:N/A

Any false or misleading statements made, presented, or submitted to the Government, including any relevant omissions, under this Agreement and during the course of negotiation of this Agreement are subject to all applicable civil and criminal statutes including Federal statutes 31 U.S.C. §§3801‑3812 (civil liability) and 18 U.S.C. §1001 (criminal liability including fine(s) or imprisonment).

CONFIDENTIAL - NIAID

Second Amendment of L-018-2018

[***] Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.